UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Oncorus, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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April 28, 2021

To our stockholders:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Oncorus, Inc., a Delaware corporation (“Oncorus”). The meeting will be held virtually via a live webcast at www.virtualshareholdermeeting.com/ONCR2021 on Wednesday, June 16, 2021 at 1:00 p.m. Eastern Time.

Details regarding admission to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying Notice of 2021 Annual Meeting of Stockholders and proxy statement.

We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a notice instead of paper copies of this proxy statement and our 2020 Annual Report on Form 10-K. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2020 Annual Report on Form 10-K and a form of proxy card or voting instruction form. We believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact and cost of our Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting online, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or, if you receive a paper proxy card by mail, by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in this proxy statement, as well as in the notice you received in the mail.

On behalf of the Board of Directors and the employees of Oncorus, we thank you for your continued support.

Sincerely,

Theodore (Ted) Ashburn, M.D., Ph.D.
President, Chief Executive Officer and Director

ONCORUS, INC.

50 Hampshire Street, Suite 401

Cambridge, Massachusetts 02139

(857) 320-6400

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

Time	1:00 p.m. Eastern Time
Date	Wednesday, June 16, 2021
Place	Live webcast at www.virtualshareholdermeeting.com/ONCR2021
Purpose

(1)   To elect the two (2) nominees for Class I director named in the attached Proxy Statement to hold office until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)   To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

(3)   To conduct any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this Notice. Instructions on how to participate in the Annual Meeting and demonstrate proof of stock ownership are posted at www.virtualshareholdermeeting.com/ONCR2021. The webcast of the Annual Meeting will be archived for one year after the date of the Annual Meeting at https://investors.oncorus.com/investor-relations. You will also be asked to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Record Date

The record date for the Annual Meeting is April 19, 2021. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. A complete list of such stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting beginning ten days prior to the meeting at our headquarters at 50 Hampshire Street, Suite 401, Cambridge, Massachusetts 02139. If you would like to view the list, please contact our Corporate Secretary to schedule an appointment by calling (857) 320-6400 or writing to him at the address above. In addition, the list will be available for inspection by shareholders during the Annual Meeting at www.virtualshareholdermeeting.com/ONCR2021.

Voting by Proxy	You are cordially invited to attend the Annual Meeting, which will be held virtually via the Internet. Whether or not you expect to attend the Annual Meeting, please vote by telephone or through the Internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the Annual Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a brokerage firm, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent’s name and account.

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual

Meeting of Stockholders to Be Held on Wednesday, June 16, 2021 at 1:00 p.m. Eastern Time via a live webcast at www.virtualshareholdermeeting.com/ONCR2021.

The Annual Report on Form 10-K and the Proxy Statement for the Annual Meeting

are available at http://www.proxyvote.com.

By Order of the Board of Directors,

John McCabe

Chief Financial Officer, Treasurer and Corporate Secretary

Cambridge, Massachusetts

April 28, 2021

i

ONCORUS, INC.

50 Hampshire Street, Suite 401

Cambridge, Massachusetts 02139

(857) 320-6400

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 16, 2021

AT 1:00 P.M. EASTERN TIME

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who is soliciting my vote?

We are providing you with these Proxy Materials (as defined below) because the Board of Directors of Oncorus, Inc. (the “Board”) is soliciting your proxy to vote at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Oncorus, Inc. (the “Company”), including at any adjournments or postponements thereof, to be held virtually via a live webcast at www.virtualshareholdermeeting.com/ONCR2021 on Wednesday, June 16, 2021 at 1:00 p.m. Eastern Time. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. You may vote by proxy over the Internet, telephone or by mail, and your vote will be cast on your behalf at the Annual Meeting. To submit your proxy, simply follow the instructions in this Proxy Statement. The Proxy Materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020, are being made available on the Internet on or about April 28, 2021. As used in this Proxy Statement, references to “we,” “us,” “our” and the “Company” refer to Oncorus, Inc.

Why did I receive a Notice of Internet Availability of Proxy Materials on the internet instead of a full set of Proxy Materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Proxy Materials over the Internet. Accordingly, on or about April 28, 2021, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. The Notice of the 2021 Annual Meeting of Stockholders (“Notice of Annual Meeting”), this Proxy Statement, the proxy card or voting instruction form, and the Annual Report on Form 10-K for the year ended December 31, 2020 (collectively, the “Proxy Materials”) are available to stockholders on the Internet.

The Notice of Internet Availability will provide instructions as to how stockholders may access and review the Proxy Materials on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the Proxy Materials, including a proxy card, be sent to them by mail or email. The Notice of Internet Availability will also provide voting instructions. Please note that, while our Proxy Materials are available at the website referenced in the Notice of Internet Availability, and our Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.

We intend to mail the Notice of Internet Availability on or about April 28, 2021 to all stockholders of record entitled to vote at the Annual Meeting. The Proxy Materials will be made available to stockholders on the Internet on the same date.

Will I receive any other Proxy Materials by mail?

You will not receive any additional Proxy Materials via mail unless (1) you request a printed copy of the Proxy Materials in accordance with the instructions set forth in the Notice or (2) we elect, in our discretion, to send you a proxy card and a second Notice of Internet Availability, which we may send on or after May 8, 2021.

When and where is the Annual Meeting?

Our Board annually considers the appropriate format of our annual meeting and the Board has decided to hold this year’s annual meeting in virtual-only format due to the ongoing coronavirus 2019 (COVID-19) global pandemic. We intend the virtual meeting format to provide stockholders a similar level of transparency to the traditional in-person meeting format and will take steps to ensure such an experience.

The Annual Meeting will be held virtually via a live webcast at www.virtualshareholdermeeting.com/ONCR2021 on Wednesday, June 16, 2021 at 1:00 p.m. Eastern Time. You will not be able to attend the Annual Meeting in person. Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/ONCR2021. Our stockholders will be afforded the same rights and opportunities to participate at the Annual Meeting as they would at an in-person annual meeting of stockholders, including the ability to vote shares electronically during the Annual Meeting and ask questions in accordance with the rules of conduct for the Annual Meeting. At the end of the Annual Meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of conduct, which will be posted on the virtual meeting web portal. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

If you attend the Annual Meeting virtually as described above, you will be deemed to be attending in person, as provided by Delaware law.

The Annual Meeting webcast will begin promptly at 1:00 p.m. Eastern Time. We encourage you to access the meeting webcast prior to the start time. Online check-in will begin, and stockholders may begin submitting written questions, at 12:45 p.m. Eastern Time, and you should allow ample time for the check-in procedures.

How do I attend the Annual Meeting?

You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you if you received the proxy materials by email in order to be able to vote your shares or submit questions during the Annual Meeting. Beneficial owners who do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the Annual Meeting; instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares or submit questions during the Annual Meeting.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting web portal.

What is the record date for the Annual Meeting? Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 19, 2021 will be entitled to vote at the Annual Meeting. On this record date, there were of 25,650,295 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 19, 2021, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online at the meeting, vote by proxy over the telephone or through the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization

If on April 19, 2021, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Internet Availability is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting.

What am I voting on?

At the Annual Meeting, there are two matters scheduled for a vote:

•	Proposal 1: Election of two Class I directors to hold office until the 2024 Annual Meeting of Stockholders; and

•	Proposal 2: Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

In addition, you will also be asked to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the proxies will vote as recommended by the Board or, if no recommendation is given, will vote on those matters in accordance with their best judgment.

How do I vote?

For the election of directors (Proposal 1), you may either vote “For” all nominees to the Board or you may “Withhold” your vote for any nominee you specify. For the ratification of the selection of our independent registered public accounting firm (Proposal 2), you may vote “For” or “Against” or abstain from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

•	By Internet.

Before the Annual Meeting. To vote through the internet before the Annual Meeting, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice of Internet Availability. Your vote must be received by 11:59 p.m., Eastern Time, on June 15, 2021 to be counted.

During the Annual Meeting. Attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ONCR2021 and follow the instructions posted there. Please have your control number from the Notice of Internet Availability to join the Annual Meeting.

•

By Telephone. Call (800) 690-6903 toll-free from the United States, U.S. territories and Canada, and follow the instructions on the Notice. You will be asked to provide your control number from the Notice of Internet Availability. Your telephone vote must be received by 11:59 p.m., Eastern Time, on June 15, 2021 to be counted.

•

By Mail. Complete and mail the proxy card that may be requested and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct if we receive it prior to the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization

If your shares of common stock are held in street name (i.e., held for your account by a broker, bank or other nominee), you should have received a notice, voting instructions or e-mail containing voting instructions from that organization rather than from us. You should follow the instructions in these documents to ensure your vote is counted. To vote at the Annual Meeting, attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ONCR2021 and follow the instructions posted there. Please have your 16-digit control number to join the Annual Meeting.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 19, 2021.

What are the Board’s recommendations on how to vote my shares?

The Board recommends a vote:

•	Proposal 1: FOR the election of all two nominees for Class I directors; and

•	Proposal 2: FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Who pays the cost for soliciting proxies?

We will pay the entire cost of soliciting proxies. In addition to these Proxy Materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or by attending the Annual Meeting online, your shares will not be voted. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominee for director and “For” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If your shares are held in street name, your bank, broker or other nominee may under certain circumstances vote your shares if you do not timely instruct your broker, bank or other nominee how to vote your shares. Banks, brokers and other nominees can vote your unvoted shares on routine matters, but cannot vote such shares on non-routine matters. If you do not timely provide voting instructions to your bank, broker or other nominee to vote your shares, your bank, broker or other nominee may, on routine matters, either vote your shares or leave your shares unvoted. The election of directors (Proposal 1) is a non-routine matter. The ratification of the selection of our independent registered public accounting firm (Proposal 2) is a routine matter. We encourage you to provide voting instructions to your bank, broker or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your bank, broker or other nominee about how to submit your proxy to them at the time you receive this proxy statement.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other nominee.

What does it mean if I receive more than one Notice of Internet Availability?

If you receive more than one Notice of Internet Availability, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. If you are the stockholder of record for your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in one of the following ways:

•	by submitting a timely notice to our Secretary in writing at 50 Hampshire Street, Suite 401, Cambridge, Massachusetts 02139 that you are revoking your proxy;

•	by submitting another properly completed proxy with a later date;

•	by transmitting a subsequent vote over the Internet or by telephone prior to 11:59 p.m., Eastern time, on June 15, 2021; or

•	by attending the Annual Meeting, which will be held virtually via the Internet, and voting online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your last vote, whether prior to or at the Annual Meeting, is the vote that we will count.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization

If your shares are held in street name, you must contact your broker or nominee for instructions as to how to change your vote.

How is a quorum reached?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present virtually at the Annual Meeting or represented by proxy. On the record date, there were 25,650,295 shares outstanding and entitled to vote. Thus, the holders of 12,825,148 shares must be present virtually or represented by proxy at the Annual Meeting to have a quorum. As described above, stockholders attending the Annual Meeting virtually will be deemed to be attending in person, as provided by Delaware law, and their shares will be counted towards the quorum requirement.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If there is no quorum, the chairperson of the meeting or the holders of a majority of shares entitled to vote at the meeting and present virtually or represented by proxy may adjourn the meeting to another date.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These not voted shares are counted as “broker non-votes.” Proposal 1 is considered to be “non-routine” and we, therefore, expect broker non-votes to exist in connection with Proposal 1.

What vote is required to approve each item and how are votes counted?

Proposal 1: Election of Directors. Directors will be elected by a plurality of votes cast at the Annual Meeting by holders of shares present virtually or represented by proxy and entitled to vote on the election of directors. The two nominees receiving the most “For” votes will be elected as directors. You may not vote your shares cumulatively for the election of directors. Abstentions and broker non-votes will not affect the outcome of the election of directors.

Proposal 2: Ratification of the Selection of the Independent Registered Public Accounting Firm. To be approved, the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year ending December 31, 2021 must receive “For” votes from the holders of a majority of shares present virtually or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as an “Against” vote.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of the two nominees for director and “For” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual

Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals due for the 2022 Annual Meeting of Stockholders?

If you wish to submit proposals for inclusion in our proxy statement for the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), we must receive them on or before February 16, 2022. Nothing in this paragraph shall require us to include in our proxy statement or proxy card for the Annual Meeting any stockholder proposal that does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

If you wish to nominate a director or submit a proposal for presentation at the 2022 Annual Meeting, without including such proposal in next year’s proxy statement, you must be a stockholder of record and provide timely notice in writing to our Secretary at c/o Oncorus, Inc., 50 Hampshire Street, Suite 401, Cambridge, Massachusetts 02139. To be timely, we must receive the notice not less than 90 days nor more than 120 days prior to the first anniversary of the Annual Meeting, that is, between February 16, 2022 and March 18, 2022; provided, however, that in the event that the date of the 2022 Annual Meeting is more than 30 days before or more than 30 days after such anniversary date, we must receive your notice (a) no earlier than the close of business on the 120th day prior to the currently proposed 2022 Annual Meeting and (b) no later than the close of business on the later of the 90th day prior to the 2022 Annual Meeting or the close of business on the 10th day following the day on which we first make a public announcement of the date of the 2022 Annual Meeting. Your written notice must contain specific information required in Section 5 of our amended and restated bylaws (the “Bylaws”). For additional information about our director nomination requirements, please see our Bylaws.

Who should I call if I have any additional questions?

If you are the stockholder of record for your shares, please contact John McCabe, our Secretary, by email at ir@oncorus.com or by phone at (857) 320-6400. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our amended and restated certificate of incorporation provides for a classified Board consisting of three classes of directors. Each class serves for a three-year term. Vacancies on our Board may be filled only by persons elected by a majority of the remaining directors. A director elected by our Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board presently has eight directors; however, following this Annual Meeting, our Board will consist of six directors. On March 17, 2021, two of our Class I directors, Drs. Kirkman and Wheeler, each provided notice to the Board of his intention to resign when his term expires at this Annual Meeting and therefore, Drs. Kirkman and Wheeler are not included as nominees for reelection as a Class I director at this Annual Meeting. Dr. Kirkman has served on our Board since August 2019, and Dr. Wheeler has served on our Board since July 2016. On March 31, 2021, Dr. Briggs Morrison, M.D. resigned from his position as a member of our Board, including his position as Chair of the Compensation Committee of the Board. We thank Drs. Kirkman, Morrison and Wheeler for their service and contributions to the Company.

Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated the following individuals who are the two Class I directors standing for re-election, which is the class of directors whose term of office expires in 2021: Theodore (Ted) Ashburn, M.D., Ph.D. and Scott Canute. Each of the nominees listed below is a current director, among which Dr. Ashburn was previously elected by our stockholders, and Mr. Canute was appointed by the Board in December 2020 to fill a vacancy on the Board. If the nominees listed below are elected, each director will hold office until the annual meeting of stockholders in 2024 and until his successor has been duly elected and qualified or, if sooner, until such director’s death, resignation, or removal. It is our policy to encourage our directors and nominees for director to attend the Annual Meeting.

Director Nominees and Continuing Directors

The brief biography for each nominee below includes information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee to believe that the respective nominee should continue to serve on the Board. There are no family relationships among any of our executive officers or directors.

Nominees for Election as a Class I Director for a Three-Year Term Expiring at the 2024 Annual Meeting of Stockholders

Nominee	Age(1)	Term Expires	Position(s) Held	Director Since
Theodore (Ted) Ashburn, M.D. Ph.D.	54	2021	Director	2018
Scott Canute	60	2021	Director	2020

(1)	As of April 19, 2021

Theodore (Ted) Ashburn, M.D., Ph.D. has served as our President and Chief Executive Officer and as a member of our Board since July 2018. Prior to joining us, he served as Head of Oncology Development at Moderna, Inc. from September 2017 until July 2018, where he was responsible for overall design, integration and execution of its clinical-stage oncology programs. From February 2016 until July 2017, Dr. Ashburn served as the Head of Operations of Caperna, a Moderna venture focused on personalized cancer vaccines. From December

2014 until February 2016, he served as Senior Vice President, Product Strategy and Operations at Dicerna Pharmaceuticals, Inc. From December 2006 to December 2014, Dr. Ashburn held various positions of increasing responsibility at Genzyme/Sanofi Oncology, including holding the position of global product leader for Leukine® and Elitek® in addition to various business development roles of increasing seniority. Dr. Ashburn has an M.D. from Harvard Medical School, a Ph.D. in organic chemistry from Massachusetts Institute of Technology and a B.S. in chemistry and computer science from Ball State University. We believe Dr. Ashburn provides invaluable insight and guidance to our Board and our Company due to his extensive technical skills and executive-level leadership experience in the field of oncological biotherapeutics, as well as his operating and historical experience gained from serving as our President and Chief Executive Officer.

Scott Canute has served on our Board since December 2020. Previously, he served as the President of Global Manufacturing and Corporate Operations at Genzyme Corporation from 2010 to 2011, and before that, in various positions with Eli Lilly and Company over the span of 25 years, including as President, Global Manufacturing Operations from 2004 to 2007. Mr. Canute has served as a director of Flexion Therapeutics, Inc., a publicly traded biopharmaceuticals company, since March 2015. Mr. Canute joined the board of directors of Immunomedics, Inc., a publicly traded biopharmaceutical company, in March 2017, serving in that capacity until its acquisition by Gilead Sciences in October 2020, during which time he served as that company’s Executive Director from March 2019 until April 2020. Within the past five years, Mr. Canute also served as a member of the boards of directors of the publicly traded biopharmaceuticals companies Akebia Therapeutics, Inc., Proteon Therapeutics, Inc. (prior to its merger with ArTara Therapeutics, Inc.) and Outlook Therapeutics, Inc. (previously Oncobiologics, Inc.). Mr. Canute also previously served as a member of the board of directors of AlloCure, Inc. and Inspiration Biopharmaceuticals, Inc. In addition, Mr. Canute previously served on the board of directors of the National Association of Manufacturers and the Indiana Manufacturers Association. He holds a Master of Business Administration from Harvard Business School and a Bachelor of Science in Chemical Engineering from the University of Michigan. We believe that Mr. Canute’s manufacturing and operational experience in the biopharmaceutical industry and his experience of serving on the boards of directors for a variety biopharmaceuticals companies qualifies Mr. Canute to serve on our Board.

Vote Required

Directors are elected by a plurality of the votes of the holders of shares present virtually or represented by proxy and entitled to vote at the Annual Meeting on the election of directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected. You may not vote your shares cumulatively for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. The Board and management have no reason to believe that any nominee will be unable to serve. There are no arrangements or understandings between us and any director, or nominee for directorship, pursuant to which such person was selected as a director or nominee.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH NAMED DIRECTOR NOMINEE.

Information About Our Continuing Directors

Continuing Directors	Age(1)	Term Expires	Position(s) Held	Director Since
Mitchell Finer, Ph.D.	62	2023	Executive Chairman	2016
Luke Evnin, Ph.D.	57	2022	Director	2016
Mary Kay Fenton	57	2023	Director	2019
Spencer Nam	51	2022	Director	2019

(1)	As of April 19, 2021.

Class II Directors Continuing in Office until the 2022 Annual Meeting of Stockholders

Luke Evnin, Ph.D. has served on our Board since March 2016. He co-founded MPM Capital, an early-stage life sciences venture investing firm, in 1997, where he currently serves as Managing Director. Prior to co-founding MPM Capital, Dr. Evnin spent seven years as a venture capitalist at Accel Partners, a venture capital firm, including four years as general partner, where he focused on investments in emerging healthcare companies. In 2015 Dr. Evnin co-founded Harpoon Therapeutics Inc., a publicly held immunotherapy company, and until July 2020 served as chairman of its board of directors. From October 2017 to June 2019, Dr. Evnin served as the interim Chief Executive Officer of Werewolf Therapeutics, Inc., a privately held biotechnology company, where he continues to serves as chairman of its board of directors. Dr. Evnin has also served on the board of directors of many public and private companies over his 28-year venture capital career, including serving as a director of Syndax Pharmaceuticals, Inc., EnteroMedics Inc. (now known as ReShape Lifesciences Inc.), Epix Medical, Inc., Intercell AG, Metabasis Therapeutics, Inc. (acquired by Ligand Pharmaceuticals, Inc.), Oscient Pharmaceuticals Corp., Pacira Pharmaceuticals Inc., Restore Medical, Inc. (acquired by Medtronic, Inc.), Sonic Innovations, Inc. and Signal Pharmaceuticals, Inc. (acquired by Celgene Corporation). He currently serves, on behalf of MPM Capital, as a director for eight private companies in addition to his role as member of our Board. Dr. Evnin also serves as chairman of the board of directors of the Scleroderma Research Foundation, a not-for-profit entity. Dr. Evnin holds an A.B. in molecular biology from Princeton University and a Ph.D. in biochemistry from the University of California, San Francisco. We believe that Dr. Evnin’s depth and expertise in the life sciences and venture capital industries including significant experience serving on boards of directors and his educational background provide him with the qualifications and skills to serve on our Board.

Spencer Nam has served as a member of our Board since August 2019. Since January 2019, he has served as a Managing Partner at Kensington-SV Global Innovations LP, a healthcare venture capital fund. Mr. Nam was instrumental in the formation of Kensington-SV Global in 2018 and Mr. Nam has served as a managing director of SV Investment Corp., a Korean healthcare investment firm, since February 2017. Prior to joining SV Investment Corp., Mr. Nam was a senior research fellow at the Clayton Christensen Institute for Disruptive Innovation from 2014 through 2017 where he researched disruptive innovation models in the healthcare industry. Previously, he worked as a licensed securities analyst for several Wall Street investment banks where he had research coverage on publicly traded companies in medical devices, diagnostics and life science tools. Prior to his tenure as a securities analyst, Mr. Nam was an associate at TDI Capital, a venture capital firm, where he conducted investment analysis on companies in the life sciences and technology sectors. Prior to TDI Capital, he was a management consultant at Bain & Company. Mr. Nam holds an M.B.A. from Harvard Business School and a B.A. in Mathematics from Harvard College. We believe Mr. Nam is qualified to serve on our Board due to his experience in the healthcare venture capital sector, extensive background in the financial and healthcare industries and his educational background.

Class III Directors Continuing in Office until the 2023 Annual Meeting of Stockholders

Mary Kay Fenton has served as a member of our Board since December 2019. Since March 2021, she has served as Chief Financial Officer of Talaris Therapeutics, Inc. From October 2019 to March 2021, she served as the Vice President of Strategic Operations, Vertex Cell & Genetic Therapies of Vertex Pharmaceuticals, Inc. Ms. Fenton joined Vertex upon completion of the acquisition of Semma Therapeutics, Inc. by Vertex in October 2019. From May 2019 until October 2019, Ms. Fenton served as the Chief Financial Officer and Chief Operating Officer of Semma. From 2006 until December 2018, Ms. Fenton served as Executive Vice President and Chief Financial Officer of Achillion Pharmaceuticals, Inc. and from October 2000 until January 2006, Ms. Fenton held the position of Executive Vice President at Achillion. Prior to joining Achillion, Ms. Fenton held various positions within the Technology Industry Group at PricewaterhouseCoopers LLP, from August 1991 until October 2000, including as Senior Manager responsible for the life sciences practice in Connecticut. Ms. Fenton holds an M.B.A. in finance from the Graduate School of Business at the University of Connecticut and an A.B. in economics from the College of the Holy Cross. We believe that Ms. Fenton’s extensive executive leadership experience and her background in finance and operations provide her with the qualifications and skills to serve on our Board.

Mitchell Finer, Ph.D. a co-founder of our company, has served as the Executive Chairman of our Board since July 2018, after serving as a member of our Board since January 2016. From January 2016 until June 2018, he served as our chief executive officer and our chief scientific officer. Dr. Finer has served as an Executive Partner of MPM Capital, Inc., since August 2015, and currently serves as the Chief Scientific Officer of ElevateBio LLC a position he has held since May 2019, President of ElevateBio BaseCamp, Inc., a position he has held since May 2019, and Chief Executive Officer of LifeEDIT Technologies Incorporated, a position he has held since November 2020. Prior to joining MPM Capital, he was the Chief Scientific Officer of bluebird bio, Inc. from 2010 until June 2015. Dr. Finer co-founded Adverum Biotechnologies, Inc. and CODA Biotherapeutics, Inc., where he was also the interim Chief Executive Officer from April 2017 to July 2018. He also serves on the board of directors of the following privately-held biotechnology companies: ElevateBio, LLC, CODA Biotherapeutics, Inc. and LifeEDIT Technologies Incorporated. Dr. Finer received a Ph.D. in biochemistry and molecular biology from Harvard University and a B.A. in biochemistry and bacteriology from the University of California, Berkeley. He completed a postdoctoral fellowship at the Whitehead Institute for Biomedical Research. We believe Dr. Finer is qualified to serve as a member of our Board because of his operational, strategic and corporate leadership experience and his experience as a founder of numerous biopharmaceutical companies, including as our co-founder.

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

Board Independence

As required under The Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, our Board affirmatively determined that six of our eight directors: Scott Canute; Luke Evnin, Ph.D.; Mary Kay Fenton; Robert Kirkman, M.D.; Spencer Nam; and Cameron Wheeler, Ph.D., are independent directors within the meaning of the applicable Nasdaq listing standards. In making these determinations, our Board has determined, upon the recommendation of our Nominating and Corporate Governance Committee, that none of these directors or the nominees for director had a material or other disqualifying relationship with the Company. Dr. Ashburn is not independent by virtue of his position as President and Chief Executive Officer and Dr. Finer is not independent by virtue of his former employment as an executive officer of the Company within the last three years The Board also determined that each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee satisfies the independence standards for such committees established by the SEC and the Nasdaq listing standards, as applicable.

Leadership Structure and Risk Oversight

The Board has an independent Executive Chairman, Dr. Finer, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Executive Chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Executive Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Executive Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in our best interests and the best interests of our stockholders. As a result, we believe that having an independent Executive Chairman can enhance the effectiveness of the Board as a whole.

One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for our size and our industry. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Audit Committee responsibilities also include oversight of risks relating to data privacy, technology and information security, including cyber security risk, and, to that end, the committee typically meets annually with personnel responsible for these areas of risk management. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.

Board Meetings and Attendance

Our Board held seven meetings during the fiscal year ended December 31, 2020. Each of the incumbent directors attended at least 75% of the total of the meetings of the Board and the meetings of the committees of the Board on which he or she served during the fiscal year ended December 31, 2020 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee). It is our policy to encourage our directors to attend the Annual Meeting.

Board Committees

Our Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table provides current membership information as of the date of this Proxy Statement and the total number of meetings held during the year ended December 31, 2020 for each committee.

Name	Audit Committee		Compensation Committee		Nominating and Corporate Governance Committee
Dr. Mitchell Finer, Ph.D.
Scott Canute			X	*	X
Luke Evnin, Ph.D.	X		X		X
Mary Kay Fenton†	X	*	X
Robert Kirkman, M.D.+					X
Spencer Nam	X				X
Cameron Wheeler, Ph.D.+			X		X	*

Total meetings held in 2020	7		8		4

†	Audit Committee Financial Expert
*	Committee Chair
+	Will not stand for reelection when his term ends at the Annual Meeting

Upon Dr. Wheeler’s resignation from the Board at the Annual Meeting, Mr. Nam will assume the role of Chair of the Nominating and Corporate Governance Committee.

Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company. Each of the committees operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter and submits its charter to the Board for approval. The charters are all available in the “Investors & Media/Corporate Governance/Governance Documents” section of our website, www.oncorus.com. The inclusion of our website address here and elsewhere in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee our corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions, including, among other things:

•	selecting a qualified firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;

•	helping to ensure the independence and performance of the independent registered public accounting firm;

•

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing our policies on risk assessment and risk management;

•	reviewing related party transactions; and

•

approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

Ms. Fenton, Dr. Evnin and Mr. Nam serve as the current members of the Audit Committee, with Ms. Fenton serving as Chair of the Audit Committee. The Board also determined that Ms. Fenton is an “audit committee financial expert” within the meaning of the SEC regulations and applicable listing standards of Nasdaq. Our Board has determined that each of the members of our Audit Committee satisfies the independence requirements under the listing standards of Nasdaq and Rule 10A-3(b)(1) of the Exchange Act.

Report of the Audit Committee of the Board of Directors

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2020 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Respectfully submitted,

Mary Kay Fenton, Chair

Luke Evnin, Ph.D.

Spencer Nam

Compensation Committee

The principal duties and responsibilities of the Compensation Committee include, among other things:

•

reviewing and approving or recommending to our Board the compensation of our executive officers, including evaluating the performance of our chief executive officer and, with his assistance, that of our other executive officers;

•	reviewing and recommending to our Board the compensation of our directors;

•	reviewing and approving, or recommending that our Board approve, the terms of compensatory arrangements with our executive officers;

•	administering our equity and non-equity incentive plans;

•	reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans; and

•	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

Mr. Canute, Ms. Fenton, and Drs. Evnin and Wheeler serve as the current members of the Compensation Committee, with Mr. Canute serving as the Chair of the Compensation Committee. Mr. Canute was appointed as Chair of the Compensation Committee following Dr. Morrison’s resignation in March 2021. As a result of Dr. Wheeler not standing for reelection, the Compensation Committee will consist of Mr. Canute, Ms. Fenton and Dr. Evnin after the Annual Meeting.

Each member of the Compensation Committee is a non-employee member of our board of directors as defined in Rule 16b-3 under the Exchange Act. The composition of our Compensation Committee meets the requirements for independence under current rules and regulations of the SEC and Nasdaq listing standards.

The Compensation Committee operates under a written charter, which satisfies the applicable rules and regulations of the SEC and Nasdaq listing standards.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with our Chief Executive Officer and our Chief Operating Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Pearl Meyer (the “Consultant”), a compensation consulting firm, as a compensation consultant. The Compensation Committee assessed the Consultant’s independence and determined that the Consultant had no conflicts of interest in connection with its provisions of services to the Compensation Committee. Specifically, the Compensation Committee engaged the Consultant to provide market data, peer group analysis and conduct an executive compensation assessment analyzing the current cash and equity compensation of our executive officers and directors against compensation for similarly situated executives at our peer group. Our management did not have the ability to direct the Consultant’s work.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. Any adjustments to the compensation of the Chief Executive Officer as well as any equity awards to be granted to the Chief Executive Officer is approved by the Board and based on an assessment of his performance and recommendation by the Compensation Committee, including a review by the Compensation Committee of compensation arrangements of chief executive officers in our peer group. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as annual performance reviews, executive and director stock ownership information, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Consultant, including analyses of executive and director compensation paid at other companies identified by the Consultant.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company, reviewing and evaluating incumbent directors, recommending to the Board for selecting candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, and developing and making recommendations regarding corporate governance matters.

Specific responsibilities of our Nominating and Corporate Governance Committee include:

•	identifying, evaluating and selecting, or recommending that our Board approve, nominees for election to our Board and its committees;

•	evaluating the performance of our Board and of individual directors;

•	considering and making recommendations to our Board regarding the composition of our Board and its committees;

•	reviewing developments in corporate governance practices;

•	evaluating the adequacy of our corporate governance practices and reporting;

•	developing and making recommendations to our Board regarding corporate governance guidelines and matters; and

•	overseeing an annual evaluation of our Board’s performance.

Drs. Evnin, Kirkman and Wheeler and Messrs. Canute and Nam serve as the current members of the Nominating and Corporate Governance Committee, with Dr. Wheeler serving as Chair of the Nominating and Corporate Governance Committee. As a result of Drs. Kirkman and Wheeler not standing for reelection, the Nominating and Corporate Governance Committee will consist of Mr. Canute, Dr. Evnin and Mr. Nam after the Annual Meeting, with Mr. Nam serving as the Chair of the Committee. Our Board has determined that each member of our Nominating and Corporate Governance committee is independent under the applicable listing standards of Nasdaq.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, understand the Company’s industry, being over the age of 21 and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s shareholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of shareholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Committee will take into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. Generally, our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, using search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, questionnaires, background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee’s priority in selecting board members is identification of persons who will further the interests of our company through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, and professional and personal experiences and expertise relevant to our growth strategy.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by providing timely notice in writing to our Secretary at c/o Oncorus, Inc., 50 Hampshire Street, Suite 401, Cambridge, Massachusetts 02139. To be timely, we must receive the notice not less than 90 days nor more than 120 days prior to the anniversary of the prior year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held during the preceding year or the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, we must receive the stockholder’s notice (i) no earlier than the close of business on the 120th day prior to the proposed date of the annual meeting and (ii) no later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which we first make a public announcement of the date of the annual meeting. Submissions must include the specific information required in Section 5 of our Bylaws. For additional information about our director nomination requirements, please see our Bylaws.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. The Code of Business Conduct and Ethics is available in the “Investors & Media/Corporate Governance/Governance Documents” section of our website, www.oncorus.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. The reference to our website does not constitute incorporation by reference of the information contained at or available through our website.

Corporate Governance Guidelines

In October 2020, the Board adopted Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to, among other things, board composition and selection including diversity, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines is available in the “Investors & Media/Corporate Governance/Governance Documents” section of our website, www.oncorus.com.

Stockholder Communications with Our Board

The Board has adopted a formal process by which stockholders may communicate with the Board or any of the directors. This information is available in the Corporate Governance Guidelines located in the “Investors & Media/Corporate Governance/Governance Documents” section of our website, www.oncorus.com. All communications will be compiled by our Secretary and submitted to our Board or individual directors, as applicable, on a periodic basis. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Prohibition on Hedging, Pledging, and Short Sales

Pursuant to our Insider Trading Policy, our officers, directors, employees and consultants are prohibited from engaging in short sales, transactions in publicly traded options, such as puts or calls, hedging transactions, margin accounts, pledges or other inherently speculative transactions with respect to our common stock at any time

PROPOSAL 2

RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited our financial statements since 2017. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire and to respond to appropriate questions.

Our organizational documents do not require that the stockholders ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

Independent Registered Public Accounting Firm Fees

The following is a summary and description of fees for the fiscal years ended December 31, 2020 and 2019, incurred by Ernst & Young LLP, our independent registered public accounting firm. All fees described below were pre-approved by the Audit Committee.

	Fiscal Year Ended
	2020	2019
Audit fees(1)	$930,208	$625,000
All other fees(2)	5,000	—

Total Fees	$935,208	$625,000

(1)

Audit fees represent the aggregate fees for professional services rendered for our consolidated financial statements, including the audit of our annual consolidated financial statements on Form 10-K and the review of our quarterly consolidated financial statements on Form 10-Q, that are customary under the standards of the Public Company Accounting Oversight Board (United States). Also includes fees associated with our initial public offering, including the review of our Registration Statement on Form S-1 as well as comfort letter matters.

(2)	All other fees consist of fees billed for products and services provided other than the services reported as audit fees.

Pre-Approval Policies and Procedures

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit

Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

The Audit Committee elected to delegate pre-approval authority to the chair of the Audit Committee to approve any one or more individual permitted non-audit services for which estimated fees do not exceed $75,000 as well as adjustments to any estimated pre-approval fee thresholds up to $50,000 for any individual service. Any services that would exceed such limits should be pre-approved by the full Audit Committee. The chair shall report any pre-approval granted at the next scheduled meeting of the Audit Committee.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of April 19, 2021:

Name	Age	Position(s)
Theodore (Ted) Ashburn, M.D., Ph.D.	54	President, Chief Executive Officer and Director
John M. Goldberg, M.D.	48	Senior Vice President, Clinical Development
Steve Harbin	62	Chief Operating Officer and Chief of Staff
John McCabe	51	Chief Financial Officer, Treasurer and Corporate Secretary
Christophe Quéva, Ph.D.	53	Chief Scientific Officer and Senior Vice President, Research

Theodore (Ted) Ashburn, M.D., Ph.D. Biographical information for Dr. Ashburn is included above with the director biographies under the caption “Nominees for Election as a Class I Director for a Three-Year Term Expiring at the 2024 Annual Meeting of Stockholders.”

John M. Goldberg, M.D. has served as our Senior Vice President, Clinical Development since October 2018. Prior to joining us, he served as the Senior Medical Director at H3 Biomedicine Inc., a developer of genomics-based cancer therapies, from November 2016 until October 2018, Medical Director at Agenus, Inc., a publicly traded biotechnology company, from July 2015 until November 2016, and as the Director of Pediatric Oncology Early Phase Clinical Trials, including leading the pediatric oncology Phase 1 program, at the University of Miami, Miller School of Medicine from 2008 until July 2015. Dr. Goldberg has extensive experience in the design, oversight and conduct of first-in-human clinical oncology trials of neo-antigen vaccines, dendritic cell vaccines and GVAX® (a cell-based granulocyte macrophage-colony stimulating factor gene-transduced tumor vaccine), as well as the design, oversight and conduct of clinical trials of checkpoint inhibitors and costimulatory agonists. He is a pediatric oncologist with 14 years of experience treating children with cancer and enrolling patients to phase 1 trials. Dr. Goldberg served as a fellow and a junior faculty member at the Dana-Farber Cancer Institute from 2002 until 2008 and as a Pediatric Resident at the University of Rochester from 1999 until 2002. Dr. Goldberg holds a M.D. from the University of Massachusetts Medical School and an A.B. in biological sciences from the College at the University of Chicago.

Steve Harbin has served as our Chief Operating Officer and Chief of Staff since December 2020. He also served as president of Albourne Consulting LLC, a consultancy firm he owns that provides strategic counsel to early-stage biotech companies, from April 2019 until December 2020. In this capacity, Mr. Harbin provided consulting services to us from July 2019 until his appointment as our Chief Operating Officer and Chief of Staff in connection with our strategic manufacturing and operational objectives. Previously, Mr. Harbin served as the Chief Sustainability Officer and Senior Vice President of Corporate Facilities & Norwood Manufacturing at Moderna, Inc., a U.S.-based biotechnology company, from August 2017 to April 2019. Prior to that, he served as the Senior Vice President of Global Operations, Quality & Corporate Facilities at Moderna from October 2016 to August 2017, and as Senior Vice President, Human Resources, Global Operations, Quality & Corporate Facilities at Moderna from July 2013 to October 2016. Mr. Harbin also previously held the position of Senior Vice President, Global Operations at bioMériux SA, a multinational biotechnology company, and served in a variety of senior business and operational leadership roles for both publicly and privately held biotechnology companies. Mr. Harbin holds a B.S. in Agriculture and a diploma in Farm Management from Durham College of Agriculture and Horticulture in the United Kingdom.

John McCabe has served as our Chief Financial Officer since July 2019. Prior to joining us, he held various positions of increasing responsibility at Flex Pharma, Inc., a clinical-stage biotechnology company, from 2014 to July 2019, including most recently serving as its Chief Financial Officer. From 2013 to 2014, Mr. McCabe served as the Vice President and Chief Accounting Officer of ARIAD Pharmaceuticals, Inc., a publicly traded global oncology company. From 2009 until 2013, he served as the Vice President and Corporate Controller of CRA International, Inc. (Charles River Associates), and from 2007 until 2009, he was Director, Strategic Business Unit Controller at Biogen Idec Inc. Mr. McCabe holds an M.B.A. from the University of Massachusetts at Amherst and a B.S. in accounting and a B.S. in management information systems from Babson College. He is a Certified Public Accountant (inactive).

Christophe Quéva, Ph.D. has served as our Chief Scientific Officer and Senior Vice President, Research since October 2017. Prior to joining us, from August 2015 until September 2017, he was the Chief Scientific Officer at iTeos Therapeutics SA, a biopharmaceutical company headquartered in Belgium focused on the development of innovative immuno-oncology therapies. From 2012 until July 2015, Dr. Quéva was the Director of Biology, Translational Medicine and, previously, the Director of Biology, Oncology and Inflammation, at Gilead Sciences, Inc., a biopharmaceutical company. In 2012, he served as a private consultant in the biotechnology industry. From 2006 until 2011, Dr. Quéva served as Director of Research, Hematology Oncology Therapeutic Area at Amgen Inc., a multinational biopharmaceutical company. Dr. Quéva served as a post-doctoral fellow at Fred Hutchinson Cancer Research Center in Seattle, Washington, after receiving his Ph.D. in Life and Health Sciences from the University of Lille, France.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Compensation

Compensation Overview

The following table shows the total compensation awarded to, earned by, or paid to during the years ended December 31, 2020 and 2019 to (1) Theodore (Ted) Ashburn, M.D., Ph.D., our principal executive officer; and (2) Christophe Quéva, Ph.D. and Steve Harbin, our two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2020 and were serving as executive officers as of such date. We refer to these individuals as our named executive officers. Dr. Ashburn is also a member of the Board but does not receive any additional compensation in his capacity as a director.

Our named executive officers for 2020 who appear in the Summary Compensation Table are:

•	Theodore (Ted) Ashburn, M.D., Ph.D., our President and Chief Executive Officer;

•	Christophe Quéva, Ph.D., our Chief Scientific Officer and Senior Vice President, Research; and

•	Steve Harbin, our Chief Operating Officer and Chief of Staff.

Summary Compensation Table

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)		BONUS ($)		OPTION AWARDS ($) (2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($) (3)		ALL OTHER COMPENSATION ($) (4)	TOTAL ($)
Theodore (Ted) Ashburn, M.D., Ph.D. President, Chief Executive Officer and Director	2020 2019	448,607 408,000		75,000 —	(5)	1,357,701 1,227,531	202,611 135,660		33,910 29,913	2,117,829 1,801,104
Christophe Quéva, Ph.D.	2020	370,917		—		962,058	142,728		31,937	1,507,640
Chief Scientific Officer and Senior Vice President, Research	2019	340,100		—		443,540	96,929		28,489	909,058
Steve Harbin (6) Chief Operating Officer and Chief of Staff	2020	67,178	(7)	—		5,606,802	6,970	(8)	1,982	5,682,932

(1)	Salary amounts represent actual amounts paid. See “—Narrative to the Summary Compensation Table—Annual Base Salary” below.
(2)

This column reflects the aggregate grant date fair value of option awards granted during the applicable year measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718, the basis for computing stock-based compensation in our consolidated financial statements. This calculation assumes that the named executive officer will perform the requisite service for the award to vest in full as required by SEC rules. The assumptions we used in valuing options are described in Note 9 to our annual consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 10, 2021. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(3)

Reflects performance-based cash bonuses awarded to our named executive officers which were (i) earned in 2019 but paid in 2020 or (ii) earned in 2020 but paid in 2021. See “—Non-Equity Incentive Plan Compensation” below for a description of the material terms of the program pursuant to which this compensation was awarded.

(4)

Represents (i) insurance premiums paid by us on behalf of the named executive officers for medical, dental, vision, life and disability insurance coverage, which is a benefit is provided to all employees on a non-discriminatory basis, (ii) commuter benefits, which is a benefit is provided to all employees on a non-discriminatory basis; and (3) cellular phone reimbursement.

(5)	Represents a one-time, discretionary cash bonus payment in the amount of $75,000 paid to Dr. Ashburn in recognition of the completion of our initial public offering in October 2020.
(6)	Mr. Harbin was appointed our Chief Operating Officer and Chief of Staff in December 2020 and became a named executive officer in 2020. Until his appointment, Mr. Harbin served as a consultant to us.
(7)	Amount reported as base salary for Mr. Harbin includes consulting fees paid to Mr. Harbin in aggregate value of $49,633.
(8)	Represents a pro-rated bonus payment to Mr. Harbin.

Narrative to the Summary Compensation Table

The compensation committee of our board of directors has historically determined our executives’ compensation and determines the compensation of our named executive officers. Our compensation committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, the compensation committee then approves the compensation of each executive officer after discussions without members of management present. Any adjustments to the compensation of the Chief Executive Officer as well as any equity awards to be granted to the Chief Executive Officer is approved by the Board. We generally do not provide perquisites or personal benefits except in limited circumstances; however, in 2020, we provided minimal perquisites or personal benefits to our named executive officers.

Annual Base Salary

The annual base salaries of our named executive officers are generally reviewed, determined and approved by our compensation committee and Board, in the case of the Chief Executive Officer, periodically in order to compensate our named executive officers for the satisfactory performance of duties to our company. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.

The following table sets forth the annual base salaries for each of our named executive officers for 2020 and 2021, as determined by the Compensation Committee and the Board:

NAME	2020 BASE SALARY ($)		2021 BASE SALARY ($)
Theodore (Ted) Ashburn, M.D., Ph.D. President, Chief Executive Officer and Director	432,500	(1)	523,000
Christophe Quéva, Ph.D. Chief Scientific Officer and Senior Vice President, Research	357,100	(1)	430,000
Steve Harbin(2) Chief Operating Officer and Chief of Staff	250,000		250,000

(1)	Effective upon the IPO in October 2020, Dr. Ashburn’s and Dr. Quéva’s annual base salaries were increased to $500,000 and $415,000, respectively.
(2)	Mr. Harbin joined us as our Chief Operating Officer and Chief of Staff in December 2020.

Non-Equity Incentive Plan Compensation

We seek to motivate and reward our executives for achievements relative to our corporate goals and expectations for each fiscal year. Each of our named executive officers is eligible to receive an annual performance bonus based on the achievement of individual and company-wide annual performance goals as determined by our compensation committee. Each officer is assigned a target bonus expressed as a percentage of his base salary.

Name	2020 Bonus Target (%)		2021 Bonus Target (%)
Theodore (Ted) Ashburn, M.D., Ph.D.	40	(1)	50
Christophe Quéva, Ph.D.	35	(1)	40
Stephen Harbin(2)	40	(2)	40

(1)

Effective upon the IPO in October 2020, Dr. Ashburn’s and Dr. Quéva’s target bonus amounts for the remainder of 2020 and future years, expressed as a percentage of base salary, were increased to 50% and 40%, respectively.

(2)	Mr. Harbin joined us as our Chief Operating Officer and Chief of Staff in December 2020 and received a pro-rated bonus for 2020.

The Board, upon the recommendation of the Compensation Committee, determined that the percentage attainment of our corporate goals for 2020 was 106%. Each of our named executive officers was granted a performance bonus equal to 106% of his target bonus percentage of his base salary, as reflected in the column of the Summary Compensation Table above titled “Non-Equity Incentive Plan Compensation.” Mr. Harbin’s bonus payment was pro-rated for his time of service.

Equity Incentives

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help align the interests of our executives with those of our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain employed by us during the vesting period. Accordingly, our compensation committee periodically reviews the equity incentive compensation of our executive officers and from time to time may grant or, in the case of the Chief Executive Officer, may make a recommendation to our board of directors to grant equity incentive awards in the form of stock options and restricted stock awards.

We use stock options and restricted stock awards to compensate our executive officers in the form of initial grants in connection with the commencement of employment and also at other various times during their employment. Stock options and restricted stock awards are granted to our executive officers by the Compensation Committee or by our board of directors. None of our executive officers is currently party to an employment agreement that provides for automatic award of stock options or restricted stock awards. We have granted stock options and restricted stock awards to our executive officers with time-based vesting. The options and restricted stock awards that we have granted to our executive officers typically become exercisable as to 25% of the shares underlying the option or vest with respect to 25% of the restricted shares, as the case may be, on the first anniversary of the grant date, and as to an additional 1/48th of the original number of shares underlying the option or restricted shares, as the case may be, monthly thereafter. Vesting rights of stock options cease upon termination of employment and exercise rights cease shortly after termination, except that exercisability is extended in the case of death or disability. Vesting rights of restricted stock awards cease upon termination of employment and we have a right to repurchase unvested restricted shares within a limited period of time following termination of employment. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including no voting rights and no right to receive dividends or dividend equivalents. Prior to vesting of restricted stock awards, the holder generally has rights as a stockholder with respect to the restricted shares, including voting rights and the right to receive dividends on vested shares or dividend equivalents, subject to certain exceptions.

In connection with the IPO in October 2020, we granted Dr. Ashburn and Dr. Quéva options to purchase 126,624 and 89,725 shares of our common stock, respectively, under our 2020 Equity Incentive Plan (the “2020 Plan”). Each of these options is exercisable at a price per share equal to the initial offering price in our IPO, which was $15.00, and vests as to 25% of the underlying shares on the first anniversary of the grant date, with the remainder vesting in equal monthly installments over 36 months thereafter, subject to continuous service.

In March 2021, we granted options to purchase shares of our common stock to our named executive officers in the amounts listed next below under the 2020 Plan. Each of these options is exercisable at a price per share equal to the closing trading price of our Common Stock on March 1, 2021 as reported by Nasdaq, which was $15.85, and vests as to 25% of the underlying shares on the first anniversary of the grant date, with the remainder vesting in equal monthly installments over 36 months thereafter, subject to continuous service:

Name	Number of shares of Common Stock
Theodore (Ted) Ashburn, M.D., Ph.D.	199,000
Christophe Quéva, Ph.D.	70,109

Outstanding Equity Awards as of December 31, 2020

The following table provides information regarding equity awards held by the named executive officers that were outstanding as of December 31, 2020.

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)
Theodore (Ted) Ashburn, M.D., Ph.D.	193,226	138,709	1.81	11/13/2028	—	—
	106,639	234,606	5.32	9/16/2029	—	—
	—	126,624	15.00	9/30/2030	—	—
Christophe Quéva, Ph.D.	—	—	—	—	17,236	557,240
	30,004	23,338	1.81	11/13/2028	—	—
	38,531	84,770	5.32	9/16/2029	—	—
	—	89,725	15.00	9/30/2030	—	—
Steve Harbin	2,068	—	3.87	8/14/2029	—	—
	—	2,068	14.99	9/21/2030	—	—
	—	169,000	27.99	12/6/2030	—	—
	—	113,000	27.99	12/6/2030	—	—

(1)	Based on the closing price of $32.33 for our common stock on December 31, 2020.

Employment Agreements and Potential Payments and Benefits Upon Termination or Change in Control

Below are descriptions of our employment agreements and arrangements with our named executive officers. The agreements generally provide for at-will employment without any specific term and set forth the named executive officer’s initial base salary, annual target bonus and severance benefits upon a qualifying termination of employment or change in control of our company. Each named executive officer is also eligible to participate in all employee benefit plans that are generally available to our employees. Furthermore, each of our named executive officers has executed our standard form of proprietary information and inventions assignment agreement. The key terms of the employment agreements with our named executive officers, including potential payments upon termination or change in control, are described below.

Theodore (Ted) Ashburn, M.D., Ph.D. We entered into an employment agreement with Dr. Ashburn in July 2018 setting forth the terms of his employment, which was subsequently amended in November 2018 and April 2020, and was amended and restated in connection with our IPO. Dr. Ashburn was entitled to an initial annual base salary of $400,000, which has been subsequently increased in January 2021 to $523,000. In connection with his appointment as Chief Executive Officer, Dr. Ashburn received a one-time signing bonus of $60,000 in August 2018. Dr. Ashburn was granted a stock option under our 2016 Equity Incentive Plan (the “2016 Plan”), to purchase 350,421 shares of our common stock in November 2018 that is subject to vesting as to 25% of the underlying shares on July 16, 2019 and as to the remaining underlying shares in equal monthly installments over 36 months thereafter, subject to Dr. Ashburn’s continued service through each such vesting date. Dr. Ashburn was granted a stock option under our 2016 Plan to purchase 341,245 shares of our common stock in September 2019 that is subject to vesting as to 25% of the underlying shares on September 17, 2020 and as to the remaining underlying shares in equal monthly installments over 36 months thereafter, subject to Dr. Ashburn’s continued service through each such vesting date. In connection with the IPO in October 2020, Dr. Ashburn was granted an option to purchase 126,624 shares of our common stock under our 2020 Equity Incentive Plan (the “2020 Plan”), at a price per share equal to the initial offering price, which was $15.00. This option vests as to 25% of the underlying shares on the first anniversary of the grant date, with the remainder vesting in equal monthly installments over 36 months thereafter, subject to continuous service. Dr. Ashburn is also eligible to receive an annual performance bonus pursuant to the agreement as a target bonus based on his achievement of performance objectives set by our Board, after consultation with Dr. Ashburn, as well as overall company and individual performance. In connection with the closing of the IPO, Dr. Ashburn’s target bonus amount was increased to 50% of his base salary. Dr. Ashburn’s amended and restated employment agreement also provides for certain severance benefits.

Christophe Quéva, Ph.D. We entered into an offer letter with Dr. Quéva in August 2017 setting forth the terms of his employment, and in connection with the IPO, we entered into an employment agreement with Dr. Quéva. Dr. Quéva was entitled to an initial annual base salary of $320,000, which has been subsequently increased, most recently in January 2021, to $430,000. In connection with the commencement of his employment, Dr. Quéva received a one-time relocation bonus of $50,000 in October 2017. Dr. Quéva was granted 82,730 restricted shares of our common stock in October 2017 under our 2016 Plan that are subject to vesting as to 25% of the shares on October 2, 2018 and as to the remaining shares in equal monthly installments over 36 months thereafter, subject to Dr. Quéva’s continued service through each such vesting date. Dr. Quéva was granted a stock option under our 2016 Plan to purchase 53,342 shares of our common stock in November 2018 that is subject to vesting as to 25% of the underlying shares on September 6, 2019 and as to the remaining underlying shares in equal monthly installments over 36 months thereafter, subject to Dr. Quéva’s continued service through each such vesting date. Dr. Quéva was granted a stock option under our 2016 Plan to purchase 123,301 shares of our common stock in September 2019 that are subject to vesting as to 25% of the shares on September 17, 2020 and as to the remaining underlying shares in equal monthly installments over 36 months thereafter, subject to Dr. Quéva’s continued service through each such vesting date. In connection with the IPO in October 2020, Dr. Quéva was granted an option to purchase 89,725 shares of our common stock under the 2020 Plan at a price per share equal to the initial offering price, which was $15.00. This option vests as to 25% of the underlying shares on the first anniversary of the grant date, with the remainder vesting in equal monthly installments over 36 months thereafter, subject to continuous service. In connection with the closing of the IPO in October 2020, Dr. Quéva’s annual target bonus was increased to 40%. Dr. Quéva’s employment agreement also provides for certain severance benefits.

Steve Harbin. We entered into an employment agreement with Mr. Harbin in December 2020 setting forth the terms of his employment. Mr. Harbin is entitled to an annual base salary of $250,000, in exchange for his commitment to providing services to us approximately three days per week. Mr. Harbin is eligible to receive a target annual bonus per calendar year in an amount up to 40% of his annual base salary. Mr. Harbin was granted a stock option under the 2020 Plan to purchase (a) 169,000 shares of our common stock, subject to vesting as to 25% of the underlying shares on December 7, 2021 and as to the remaining underlying shares in equal monthly installments over 36 months thereafter, subject to Mr. Harbin’s continued service through each such vesting date, and (b) 113,000 shares of our common stock subject to vesting, as to one-third of the underlying shares on the date that the first oHSV GMP batch is released for clinical use at our new manufacturing facility, one-third of the underlying shares on the date that the first Synthetic GMP batch is released for clinical use at our new manufacturing facility and one-third of the underlying shares on the date that three consecutive commercially-viable validation runs generating ONCR-177 drug product available for commercial use are completed, subject to Mr. Harbin’s continued service through each such vesting date, provided, however, that if none or only a portion of such shares have vested by December 7, 2024, and Mr. Harbin continues to provide continuous service as an employee of ours through such date, then the vesting of the underlying shares shall be accelerated and all shares will vest in full on December 7, 2024. Prior to joining as an employee and in connection with his role as a consultant, Mr. Harbin was granted stock options on August 15, 2019 and September 22, 2020. Both of these grants were under our 2016 Plan, and each grant was for the purchase of 2,068 shares of our common stock. The option granted on August 15, 2019 is fully vested. The option granted on September 22, 2020 vests as to 25% of the underlying shares on the first anniversary of the grant date, with the remainder vesting in equal monthly installments over 36 months thereafter, subject to continuous service. Mr. Harbin’s employment agreement also provides for certain severance benefits.

Equity Benefit Plans

For more information on our current equity compensation program and decisions regarding the grants of equity awards in fiscal 2020 for our named executive officers, see “Equity Incentives” above. Since the completion of our IPO in October 2020, we have granted equity awards to employees, including our named executive officers, under our 2020 Plan. Outstanding equity awards held by our named executive officers that we granted prior to our IPO were granted under our 2016 Plan. Our Board has delegated authority to our Compensation Committee to administer the terms of our 2020 Plan and 2016 Plan. Please refer to the plan documents filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 10, 2021 for the terms of such plans.

Other Benefits and Perquisites; Health and Welfare Benefits

We provide a comprehensive benefits package, including medical insurance, dental insurance, vision insurance, life insurance, disability insurance and an employee stock purchase plan, which is intended to meet the requirements of Section 423 of the Code. These benefits are generally available to all employees, including our named executive officers. We believe the perquisites described above and our 401(k) matching program described below are necessary and appropriate to provide a competitive compensation package to our named executive officers.

We provide our named executive officers, along with other officers, a limited number of perquisites. The specific perquisite amounts for each NEO for 2019 and 2020 are set forth above under “All Other Compensation” in the Summary Compensation Table. An item is not a perquisite if it is integrally and directly related to the performance of the executive’s duties. An item is a perquisite if it confers a direct or indirect benefit that has a personal aspect, without regard to whether it may be provided for some business reason or for the convenience of the Company, unless it is generally available on a non-discriminatory basis to all employees.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.

401(k) Plan

We maintain a 401(k) plan intended to qualify as a tax-qualified plan under Section 401 of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. The 401(k) plan provides that each participant may contribute up to the lesser of 100% of his or her compensation or the statutory limit, which was $19,500 for calendar year 2020, and, starting on January 1, 2021, we make matching contributions of up to 3.0% of their compensation. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Employees are immediately and fully vested in their contributions. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. It is also possible that the director or officer could amend or terminate the plan when not in possession of material, nonpublic information. In addition, our directors and executive officers may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Director Compensation

Non-Employee Director Compensation Policy

In October 2020, following market research and advice from its compensation consultant, our Board adopted a non-executive director compensation policy, to be effective immediately upon the closing of our IPO. This policy was subsequently amended in March 2021. Under our director compensation policy, we pay our non-employee directors, excluding our Executive Chairman, a cash retainer for service on our Board and for service on each committee on which the director is a member. Any non-executive chairman of the board and the chairman of each committee receive higher retainers for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our Board. Under our new policy which will take effective as of the date of our Annual Meeting, the fees paid to non-employee directors for service on the board of directors and for service on each committee of our Board on which the director is a member will be as follows:

	MEMBER ANNUAL FEE	CHAIRMAN ADDITIONAL ANNUAL FEE
Board of Directors	$35,000	$25,000
Audit Committee	7,500	7,500
Compensation Committee	5,000	5,000
Nominating and Corporate Governance Committee	4,500	4,000

We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our Board and any committee of our Board on which they serve.

In addition, under our director compensation policy, each non-employee director receives, upon his or her initial election or appointment to our Board, an option to purchase 25,000 shares of our common stock under the 2020 Plan. Each of these options vest in equal monthly installments until all shares are vested on the third anniversary of the date of grant, subject to the non-employee director’s continued service as a director. Further, on the date of each annual meeting of stockholders, each non-employee director that has served on our Board since at least the beginning of such calendar year will receive an option to purchase 12,500 shares of our common stock under the 2020 Plan. Each of these options will vest in equal monthly installments over the 12 months following the date of grant such that the option is fully vested on the first anniversary of the date of grant, subject to the non-employee director’ continued service as a director. For each non-employee director who remains in continuous service until immediately prior to the closing of a change in control (as defined in the 2020 Plan), the shares subject to his or her then outstanding initial grant and annual grants that were granted under the director compensation policy will become fully vested immediately prior to the closing of such change in control. All options issued to our non-employee directors under our director compensation policy are issued at exercise prices equal to the fair market value of our common stock on the date of grant and have a term of ten years.

Outstanding equity awards held by our independent directors that we granted prior to our initial public offering were granted under our 2016 Plan, and the shares subject to these awards will become fully vested upon a termination without cause.

2020 Non-Employee Director Compensation

The following table sets forth information regarding the compensation earned for service on our Board during the year ended December 31, 2020. Dr. Ashburn, our President and Chief Executive Officer, is also a member of our Board, but did not receive any additional compensation for service as a director. The compensation for Dr. Ashburn as an executive officer is set forth above under “—Summary Compensation Table.”

NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($) (1)(2)	ALL OTHER COMPENSATION ($)		TOTAL ($)
Mitchell Finer, Ph.D.	105,000	—	21,648	(3)	126,648
Scott Canute	2,167	459,675	—		461,842
Luke Evnin, Ph.D.	12,875	—	—		12,875
Mary Kay Fenton	42,500	—	—		42,500
Robert Kirkman, M.D. (4)	28,500	—	—		28,500
Briggs Morrison, M.D. (5)	67,500	—	—		67,500
Spencer Nam	18,264	49,680	—		67,944
Cameron Wheeler, Ph.D. (4)	11,875	—	—		11,875

(1)

This column reflects the aggregate grant date fair value of option awards granted during the year measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718, the basis for computing stock-based compensation in our consolidated financial statements. This calculation assumes that the director will perform the requisite service for the award to vest in full as required by SEC rules. The assumptions we used in valuing options are described in Note 9 to our annual consolidated financial statements included in this our Annual Report on Form 10-K filed with the SEC on March 10, 2021. These amounts do not reflect the actual economic value that will be realized by the director upon vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)	The table below lists the aggregate number of shares subject to option awards outstanding for each of our directors, other than Dr. Ashburn, as of December 31, 2020:

NUMBER OF SHARES SUBJECT TO OUTSTANDING OPTIONS AS OF DECEMBER 31, 2020
Mitchell Finer, Ph.D.	85,940
Scott Canute	25,000
Luke Evnin, Ph.D.	—
Mary Kay Fenton	9,927
Robert Kirkman, M.D.	9,927
Briggs Morrison, M.D.	32,846
Spencer Nam	9,927
Cameron Wheeler, Ph.D.	—

(3)	Represents insurance premiums paid by us on behalf of Dr. Finer for medical, dental, vision, life and disability insurance coverage.
(4)	Dr. Kirman and Dr. Wheeler have each notified the Board of his intention to resign from the Board when his term expires at this Annual Meeting.
(5)	Dr. Morrison resigned from our Board effective March 31, 2021.

Limitations of Liability and Indemnification Matters

Our amended and restated certificate of incorporation contains provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director’s duty of loyalty to the corporation or its stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which the director derived an improper personal benefit.

These limitations of liability do not apply to liabilities arising under federal securities laws and do not affect the availability of equitable remedies, such as injunctive relief or rescission.

Our amended and restated bylaws provide that we are required to indemnify our directors and officers to the fullest extent permitted by Delaware law and may indemnify our other employees and agents. Our amended and restated bylaws also provide that, on satisfaction of certain conditions, we will advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law.

We have also entered and expect to continue to enter into indemnification agreements with our directors and officers. With certain exceptions, these indemnification agreements provide, among other things, that we will indemnify our directors and officers for certain expenses, including damages, judgments, fines, penalties, settlements and costs and attorneys’ fees and disbursements, incurred by a director or officer in any claim, action or proceeding arising in his or her capacity as a director or officer of our company or in connection with service at our request for another corporation or entity. The indemnification agreements also provide for procedures that will apply in the event that a director or officer makes a claim for indemnification. We believe that the amended and restated certificate of incorporation and amended and restated bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

We also maintain a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe that these indemnification provisions and insurance are useful to attract and retain qualified directors and officers.

The limitation of liability and indemnification provisions contained in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2020.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(#)	Weighted-average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(#)
Equity compensation plans approved by security holders:
2016 Equity Incentive Plan	2,084,527	$20.87	—	(1)
2020 Equity Incentive Plan	706,219	$3.82	2,123,440	(2)
2020 Employee Stock Purchase Plan	—	—	280,000	(3)
Equity compensation plans not approved by security holders	—	—	—

Total	2,790,746		2,403,440

(1)

Following the adoption of the 2016 Plan, no additional stock awards were granted under the 2016 Plan. Any shares becoming available under the 2016 Plan by repurchase, forfeiture, expiration or cancellation will become available for grant under the 2020 Plan.

(2)

The number of shares of our common stock reserved for issuance under our 2020 Plan automatically increases on January 1 of each year, for a period of 10 years, from January 1, 2021 continuing through January 1, 2030, by 5% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares as may be determined by our Board. On January 1, 2021, the number of shares of our common stock reserved for issuance under our 2020 Plan increased by 1,130,896 shares, which represents 5% of the total number of shares of our common stock outstanding on December 31, 2020.

(3)

The number of shares of our common stock reserved for issuance will automatically increase on January 1 of each calendar year, for a period of 10 years, from January 1, 2021 continuing through January 1, 2030, by the lesser of (i) 1% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, and (ii) 560,000 shares; provided, that prior to the date of any such increase, our Board may determine that such increase will be less than the amount set forth in clauses (i) and (ii). In December 2020, our Board determined that there would be no automatic increase in the number of shares of our common stock reserved under the ESPP on January 1, 2021.

TRANSACTIONS WITH RELATED PERSONS

Certain Related-Party Transactions

Other than compensation arrangements with our directors and executive officers already described in this proxy statement under the headings “Non-Employee Director Compensation Policy” and “Executive Officer and Director Compensation,” the following is a summary of transactions since January 1, 2020 to which we have been a participant, in which:

•	the amount involved exceeded or will exceed the lesser of $120,000 or one percent of our total assets at year-end; and

•

any of our directors, executive officers, or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

We have entered into various employment-related agreements and compensatory arrangements with our directors and executive officers that, among other things, provide for compensatory and certain severance and change in control benefits. For a description of these agreements and arrangements, see the sections titled Non-Employee Director Compensation Policy” and “Executive Officer and Director Compensation.”

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable in arm’s length transactions.

Public Offerings

Follow-On Offering in February 2021

In connection with a public offering of our common stock in February 2021, certain of our related parties purchased shares of our common stock from the underwriters at the price of $19.00 per share, and on the same terms as other investors in the offering. The following table summarizes purchases of shares of our common stock in our follow-on offering by our related parties:

RELATED PARTY	SHARES OF COMMON STOCK	TOTAL PURCHASE PRICE
Entities affiliated with Deerfield Management Company(1)	300,000	$5,700,000
CHI Advisors LLC(2)	105,000	$1,995,000
Citadel Multi-Strategy Equities Master Fund Ltd.(3)	39,000	$741,000

(1)

Represents (i) 133,558 shares of common stock purchased by Deerfield Healthcare Innovations Fund, L.P. (“Deerfield HIF”), (ii) 32,884 shares of common stock purchased by Deerfield Partners, L.P. (“Deerfield Partners”), and (iii) 133,558 shares of common stock purchased by Deerfield Private Design Fund III, L.P. (“Deerfield PDF III”). Deerfield HIF, Deerfield Partners and Deerfield PDF III are collectively referred to as the Deerfield Funds. The Deerfield Funds collectively hold more than 5% of our capital stock.

(2)	CHI Advisors LLC is an affiliate of Cowen Healthcare Investments II LP. Entities affiliated with Cowen Healthcare Investments II LP collectively hold more than 5% of our capital stock.
(3)

Represents shares of common stock purchased by Citadel Multi-Strategy Equities Master Fund Ltd. (“CEMF”) and Citadel Securities LLC (“CS”). Citadel Advisors LLC (“CAL”) is the portfolio manager of CEMF. Citadel Advisors Holdings LP (“CAH”) is the sole member of CAL, and Citadel GP LLC (“CGP”) is the general partner of CAH. CALC IV LP (“CALC4”) is the non-member manager of CS, and Citadel Securities GP LLC (“CSGP”) is the general partner of CALC4. Kenneth Griffin is the President and Chief Executive Officer of CGP, owns a controlling interest in CGP and CSGP, and may be deemed to share voting and dispositive power over the shares owned by CEMF and CS. CEMF and CS collectively hold more than 5% of our capital stock.

Initial Public Offering in October 2020

In connection with our IPO in October 2020, certain of our related parties purchased shares of our common stock from the underwriters at the IPO price of $15.00 per share, and on the same terms as other investors in our IPO. The following table summarizes purchases of shares of our common stock in our IPO by our related parties:

RELATED PARTY	SHARES OF COMMON STOCK	TOTAL PURCHASE PRICE
Perceptive Life Sciences Master Fund, Ltd.(1)	1,027,666	$15,414,990
Entities affiliated with Deerfield Management Company(2)	1,000,000	$15,000,000
Citadel Multi-Strategy Equities Master Fund Ltd.(3)	890,003	$13,350,045
CHI Advisors LLC(4)	666,666	$9,999,990
MPM Asset Management LLC(5)	325,000	$4,875,000

(1)

Perceptive Advisors LLC serves as the investment manager to Perceptive Life Sciences Master Fund, Ltd. and may be deemed to beneficially own the shares held by Perceptive Life Sciences Master Fund, Ltd. The managing member of Perceptive Advisors LLC is Joseph Edelman. Perceptive Life Sciences Master Fund, Ltd. is a holder of more than 5% of our capital stock.

(2)

Represents (i) 445,194 shares of common stock purchased by Deerfield Healthcare Innovations Fund, L.P. (“Deerfield HIF”), (ii) 109,612 shares of common stock purchased by Deerfield Partners, L.P. (“Deerfield Partners”), and (iii) 445,194 shares of common stock purchased by Deerfield Private Design Fund III, L.P. (“Deerfield PDF III”). Deerfield HIF, Deerfield Partners and Deerfield PDF III are collectively referred to as the Deerfield Funds. The Deerfield Funds collectively hold more than 5% of our capital stock.

(3)

Represents shares of common stock purchased by Citadel Multi-Strategy Equities Master Fund Ltd. (“CEMF”) and Citadel Securities LLC (“CS”). Citadel Advisors LLC (“CAL”) is the portfolio manager of CEMF. Citadel Advisors Holdings LP (“CAH”) is the sole member of CAL, and Citadel GP LLC (“CGP”) is the general partner of CAH. CALC IV LP (“CALC4”) is the non-member manager of CS, and Citadel Securities GP LLC (“CSGP”) is the general partner of CALC4. Kenneth Griffin is the President and Chief Executive Officer of CGP, owns a controlling interest in CGP and CSGP, and may be deemed to share voting and dispositive power over the shares owned by CEMF and CS. CEMF and CS collectively hold more than 5% of our capital stock.

(4)	CHI Advisors LLC is an affiliate of Cowen Healthcare Investments II LP. Entities affiliated with Cowen Healthcare Investments II LP collectively hold more than 5% of our capital stock.
(5)

Each of Luke Evnin, Ph.D., Briggs Morrison, M.D. and Mitchell Finer, Ph.D. is a member of our Board and is an affiliate of MPM Capital, Inc. (“MPM Capital”), of which MPM Asset Management Investors BV2014 LLC (“MPM AMI BV2014”), MPM Asset Management Investors SunStates Fund LLC (“MPM AMI SunStates Fund”), MPM BioVentures 2014 (B), L.P. (“MPM Bioventures 2014 (B)”), MPM BioVentures 2014, L.P. (“MPM BioVentures 2014”), and MPM SunStates Fund, L.P. (“MPM SunStates Fund”) are affiliated funds. MPM Asset Management LLC (“MPM Management”) was retained as a manager to manage the operations of MPM BioVentures 2014, MPM BioVentures 2014 (B), MPM AMI BV2014 LLC, MPM SunStates Fund, and MPM AMI SunStates Fund. Entities affiliated with MPM Capital collectively hold more than 5% of our capital stock.

Private Placements of Securities

Series B Preferred Stock Financing

On a series of dates in August 2019, November 2019 and September 2020, we sold an aggregate of 104,225,300 shares of our Series B convertible preferred stock in multiple closings at a purchase price of $0.8597 per share for an aggregate amount of $89.6 million. Upon the closing of our IPO in October 2020, all 104,225,300 shares of our Series B convertible preferred stock automatically converted into our common stock on a one-to-0.0827 basis. The following table summarizes purchases of our Series B convertible preferred stock by related persons:

STOCKHOLDER	SHARES OF SERIES B PREFERRED STOCK	TOTAL PURCHASE PRICE ($)
Cowen Healthcare Investments II LP and affiliated entities(1)	14,539,956	12,500,000
Citadel Multi-Strategy Equities Master Fund Ltd.(2)	11,631,963	9,999,998
Perceptive Life Sciences Master Fund, Ltd.(3)	11,631,963	9,999,998
Entities affiliated with MPM Capital(4)	9,379,588	8,063,632
UBS Oncology Impact Fund L.P.(5)	8,466,660	7,278,788
Entities affiliated with Deerfield Management Company(6)	7,349,283	6,318,179
Arkin Bio Ventures Limited Partnership(7)	3,383,843	2,909,089
Entities affiliated with Kensington-SV Global Innovations LP(8)	2,907,988	2,499,997
Spencer Nam(9)	23,263	19,999

(1)

Consists of 13,545,384 shares of Series B preferred stock purchased by Cowen Healthcare Investments II LP and 994,572 shares of Series B preferred stock purchased by CHI EF II LP. Entities affiliated with Cowen Healthcare Investments II LP collectively hold more than 5% of our capital stock.

(2)

Citadel Advisors LLC (“CAL”) is the portfolio manager of Citadel Multi-Strategy Equities Master Fund Ltd. (“CEMF”). Citadel Advisors Holdings LP (“CAH”) is the sole member of CAL, and Citadel GP LLC (“CGP”) is the general partner of CAH. Kenneth Griffin is the President and Chief Executive Officer of CGP, owns a controlling interest in CGP and CSGP, and may be deemed to share voting and dispositive power over the shares owned by CEMF. Entities affiliated with CEMF collectively hold more than 5% of our capital stock.

(3)

Perceptive Advisors LLC serves as the investment manager to Perceptive Life Sciences Master Fund, Ltd. and may be deemed to beneficially own the shares held by Perceptive Life Sciences Master Fund, Ltd. The managing member of Perceptive Advisors LLC is Joseph Edelman. Perceptive Life Sciences Master Fund, Ltd. is a holder of more than 5% of our capital stock.

(4)

Consists of 278,445 shares of Series B preferred stock purchased by MPM AMI BV2014, 118,680 shares of Series B preferred stock purchased by MPM AMI SunStates Fund, 511,990 shares of Series B preferred stock purchased by MPM Bioventures 2014 (B), 7,676,223 shares of Series B preferred stock purchased by MPM BioVentures 2014, and 794,250 shares of Series B preferred stock purchased by MPM SunStates Fund. Each of Luke Evnin, Ph.D., Briggs Morrison, M.D. and Mitchell Finer, Ph.D. is a member of our Board and is an affiliate of MPM Capital, of which MPM AMI BV2014, MPM AMI SunStates Fund, MPM Bioventures 2014 (B), MPM BioVentures 2014, and MPM SunStates Fund are affiliated funds. Entities affiliated with MPM Capital collectively hold more than 5% of our capital stock.

(5)	Each of Luke Evnin, Ph.D., Briggs Morrison, M.D. and Mitchell Finer, Ph.D. is a member of our Board and is an affiliate of UBS OIF. UBS OIF is a holder of more than 5% of our capital stock.
(6)

Consists of 2,449,761 shares of Series B preferred stock purchased by each of Deerfield HIF, Deerfield PDF III and Deerfield Partners, L.P. or Deerfield Partners. Cameron Wheeler, Ph.D. is a member of our Board and is an affiliate of Deerfield Management Company, of which Deerfield HIF, Deerfield PDF III and

Deerfield Partners are affiliated funds. Entities affiliated with Deerfield Management Company collectively hold more than 5% of our capital stock.
(7)	Alon Lazarus, Ph.D. was a member of our Board at the time of our Series B preferred stock financing and is an affiliate of Arkin.
(8)

Consists of 1,744,793 shares of Series B preferred stock purchased by SV Global Bio Healthcare Fund II and 1,163,195 shares of Series B preferred stock purchased by SV Investment Corp. Spencer Nam is a member of our Board and is an affiliate of Kensington-SV Global Innovations LP of which SV Global Bio Healthcare Fund II and SV Investment Corp are affiliated funds.

(9)	Spencer Nam is a member of our Board.

Employment Arrangements

We have entered into employment agreements or offer letter agreements with certain of our executive officers. For more information regarding these agreements with our named executive officers, see “Executive Officer and Director Compensation–Employment Agreements and Potential Payments and Benefits Upon Termination or Change in Control.”

Severance Arrangements

The employment agreements and offer letter agreements we have entered into with certain of our executive officers provide for certain severance arrangements. For more information regarding these arrangements with our named executive officers, see “Executive Officer and Director Compensation–Employment Agreements and Potential Payments and Benefits Upon Termination or Change in Control.”

Indemnification Agreements

We have entered, and intend to continue to enter, into indemnification agreements with each of our directors and executive officers. The indemnification agreements that are currently in place and our amended and restated bylaws, require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. For more information regarding these agreements, see “Executive Officer and Director Compensation–Limitations of Liability and Indemnification Matters.”

Executive and Director Compensation

We have granted equity awards to certain of our executive officers and directors. See the section titled “Executive Officer and Director Compensation” for a description of these equity awards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of shares of our common stock as of March 30, 2021, by: (i) each of our named executive officers; (ii) each of our current directors; (iii) all of our executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our voting securities.

Information with respect to beneficial ownership is based on information furnished to us by each director, executive officer or stockholder who holds more than 5% of our outstanding common stock, and Schedules 13G or 13D filed with the SEC, as the case may be. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable within 60 days of March 30, 2021. Options to purchase shares of our common stock that are exercisable within 60 days of March 30, 2021, are deemed to be beneficially owned by the persons holding these options for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all shares of common stock listed as beneficially owned by him or her, except for shares owned jointly with that person’s spouse.

We have based our calculation of beneficial ownership on 25,633,995 shares of our common stock outstanding as of March 30, 2021. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Oncorus, Inc., 50 Hampshire Street, Suite 401, Cambridge, Massachusetts 02139.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or greater stockholders:
Entities affiliated with Deerfield Management Company(1)	2,848,970	11.1%
Entities affiliated with MPM Capital(2)	2,718,343	10.6
UBS Oncology Impact Fund L.P.(3)	2,252,953	8.8
Perceptive Life Sciences Master Fund, Ltd.(4)	1,989,987	7.8
Citadel Multi-Strategy Equities Master Fund Ltd.(5)	1,855,355	7.2
Cowen Healthcare Investments II LP and affiliated entities(6)	1,679,906	6.6
Named executive officers and directors:
Theodore (Ted) Ashburn, M.D., Ph.D.(7)	390,399	1.5
Christophe Quéva, Ph.D.(9)	169,666	*
Steve Harbin(8)	2,068	*
Scott Canute(8)	3,472	*
Mitchell Finer, Ph.D.(10)	369,672	1.4
Luke Evnin, Ph.D. (11)	2,368,772	9.2
Mary Kay Fenton(8)	4,687	*
Robert Kirkman, M.D.(8)	5,790	*
Spencer Nam(12)	4,957	*
Cameron Wheeler, Ph.D.	—	—
All current executive officers and directors as a group (12 persons)(13)	3,516,997	13.7

*	Represents beneficial ownership of less than 1%.
(1)

Consists of (i) 1,268,344 shares of common stock held by Deerfield Healthcare Innovations Fund, L.P (“Deerfield HIF”), (ii) 1,268,344 shares of common stock held by Deerfield Private Design Fund III, L.P.

(“Deerfield PDF III”), and (iii) 312,282 shares of common stock held by Deerfield Partners, L.P. (“Deerfield Partners”). Deerfield Mgmt HIF, L.P. is the general partner of Deerfield HIF. Deerfield Mgmt, L.P. is the general partner of Deerfield Partners. Deerfield Mgmt III, L.P. is the general partner of Deerfield PDF III (collectively with Deerfield HIF and Deerfield SSF, the Deerfield Funds). Deerfield Management Company, L.P. is the investment manager of each of the Deerfield Funds. Mr. James E. Flynn is the sole member of the general partner of each of Deerfield Mgmt HIF, L.P., Deerfield Mgmt, L.P., Deerfield Mgmt III, L.P. and Deerfield Management Company, L.P. Deerfield Mgmt HIF, L.P. may be deemed to beneficially own the shares held by Deerfield HIF. Deerfield Mgmt, L.P. may be deemed to beneficially own the shares held by Deerfield Partners. Deerfield Mgmt III, L.P. may be deemed to beneficially own the shares held by Deerfield PDF III. Each of Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the securities held by the Deerfield Funds. The address of the Deerfield Funds is 780 Third Avenue, 37th Floor, New York, NY 10017.
(2)

Consists of (i) 73,200 shares of common stock and warrants to purchase 892 shares of common stock exercisable within 60 days of March 30, 2021, in each case held by MPM Asset Management Investors BV2014 LLC (“MPM AMI BV2014”), (ii) 43,427 shares of common stock and warrants to purchase 2,016 shares of common stock exercisable within 60 days of March 30, 2021, in each case held by MPM Asset Management Investors SunStates Fund LLC (“MPM AMI SunStates Fund”), (iii) 115,823 shares of common stock held by MPM Asset Management LLC, (“MPM Management”), (iv) 134,597 shares of common stock and warrants to purchase 1,641 shares of common stock exercisable within 60 days of March 30, 2021, in each case held by MPM BioVentures 2014 (B), L.P. (“MPM BioVentures 2014 (B)”), (v) 2,018,008 shares of common stock and warrants to purchase 24,611 shares of common stock exercisable within 60 days of March 30, 2021, in each case held by MPM BioVentures 2014, L.P., (“MPM BioVentures 2014”), and (vi) 290,633 shares of common stock and warrants to purchase 13,495 shares of common stock exercisable within 60 days of March 30, 2021, in each case held by MPM SunStates Fund, L.P. (“MPM SunStates Fund”). MPM Bioventures 2014 GP LLC is the general partner of MPM BioVentures 2014 and MPM BioVentures 2014 (B). MPM Bioventures 2014 LLC is the managing member of MPM Bioventures 2014 GP LLC. MPM SunStates Fund GP LLC is the general partner of MPM SunStates Fund. MPM SunStates GP Managing Member LLC is the managing member of MPM SunStates Fund GP LLC. MPM Management was retained as a manager to manage the operations of MPM BioVentures 2014, MPM BioVentures 2014 (B), MPM AMI BV2014 LLC, MPM SunStates Fund, and MPM AMI SunStates Fund. Dr. Evnin, a member of our Board, Dr. Ansbert Gadicke and Todd Foley are the members of MPM BioVentures 2014 LLC and share voting and dispositive power over the shares held by each of MPM BioVentures 2014, MPM BioVentures 2014 (B) and MPM AMI BV2014. Dr. Evnin and Dr. Gadicke are the members of MPM Management and share voting and dispositive power over the shares held by MPM Management. Dr. Gadicke is a member of MPM SunStates GP Managing Member LLC, and collectively with the other members of such entity makes investment decisions with respect to shares held by such entity. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address of these entities and individuals is 450 Kendall Street, Cambridge, MA 02142.

(3)

Consists of (i) 2,225,807 shares of common stock and (ii) a warrant to purchase 27,146 shares of common stock exercisable within 60 days of March 30, 2021, in each case held by UBS Oncology Impact Fund, L.P, (“UBS OIF”). The general partner of UBS OIF is Oncology Impact Fund (Cayman) Management L.P. The general partner of Oncology Impact Fund (Cayman) Management L.P. is MPM Oncology Impact Management LP. The general partner of MPM Oncology Impact Management LP is MPM Oncology Impact Management GP LLC. Dr. Ansbert Gadicke is a managing member and the managing director of MPM Oncology Impact Management GP LLC. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address of UBS OIF and Oncology Impact Fund (Cayman) Management LP is UBS Trustees (Cayman) Ltd, 5th Floor, Cayman Corporate Center, 27 Hospital, George Town, Grand Cayman, KY1-1106. The address of MPM Oncology Impact Management LP, MPM Oncology Impact Management GP LLC and the individuals referenced above is 450 Kendall Street, Cambridge, MA 02142.

(4)

Perceptive Advisors LLC serves as the investment manager to Perceptive Life Sciences Master Fund, Ltd. and may be deemed to beneficially own the shares held by Perceptive Life Sciences Master Fund, Ltd. The managing member of Perceptive Advisors LLC is Joseph Edelman. The address of Perceptive Life Sciences Master Fund, Ltd. is c/o Perceptive Advisors LLC, 51 Astor Place, 10th Floor, New York, New York 10003.

(5)

Consists of (i) 1,852,324 shares of common stock held by Citadel Multi-Strategy Equities Master Fund Ltd. (“CEMF”) and (ii) 3,031 shares of common stock held by Citadel Securities LLC (“CS”). Citadel Advisors LLC (“CAL”) is the portfolio manager of CEMF. Citadel Advisors Holdings LP (“CAH”) is the sole member of CAL, and Citadel GP LLC (“CGP”) is the general partner of CAH. CALC IV LP (“CALC4”) is the non-member manager of CS, and Citadel Securities GP LLC (“CSGP”) is the general partner of CALC4. Kenneth Griffin is the President and Chief Executive Officer of CGP, owns a controlling interest in CGP and CSGP, and may be deemed to share voting and dispositive power over the shares owned by CEMF and CS. The address for the foregoing persons is 601 Lexington Avenue New York, New York 10022.

(6)

Consists of (i) 1,120,623 shares of common stock held by Cowen Healthcare Investments II, LP (“Cowen II”), and (ii) 82,281 shares of common stock held by CHI EF II LP. CHI Advisors LLC, the investment adviser of Cowen II and CHI EF II LP, has voting and investment power with respect to the shares held by each of Cowen II and CHI EF II LP. The address for Cowen II and CHI EF II LP is c/o CHI Advisors LLC, 599 Lexington Avenue, New York, New York 10022.

(7)

Consists of (i) 18,446 shares of common stock held by Dr. Ashburn and (ii) 371,953 shares of common stock issuable upon the exercise of options granted to Dr. Ashburn that are exercisable within 60 days of March 30, 2021.

(8)	Consists of shares of common stock issuable upon the exercise of options that are exercisable within 60 days of March 30, 2021.
(9)

Consists of (i) 82,730 shares of common stock held by Dr. Quéva, of which 8,618 shares are subject to forfeiture and our repurchase upon Dr. Quéva’s cessation of service prior to vesting, and (ii) 86,936 shares of common stock issuable upon the exercise of options granted to Dr. Quéva that are exercisable within 60 days of March 30, 2021.

(10)

Consists of (i) 303,726 shares of common stock held by Dr. Finer and (ii) 65,946 shares of common stock issuable upon the exercise of options granted to Dr. Finer that are exercisable within 60 days of March 30, 2021.

(11)

Dr. Evnin is a member of MPM BioVentures 2014 LLC and MPM Management and shares voting and dispositive power over the shares held by each of MPM BioVentures 2014, MPM BioVentures 2014 (B), MPM AMI BV2014 and MPM Management, as described above in footnote (2).

(12)	Consists of (i) 1,924 shares of common stock and (ii) 3,033 shares of common stock issuable upon the exercise of options granted to Mr. Nam that are exercisable within 60 days of March 30, 2021.
(13)

Consists of (i) 2,759,882 shares of common stock (of which 13,789 shares are subject to a right of repurchase in our favor upon the cessation of service prior to vesting), (ii) warrants to purchase 27,144 shares of common stock exercisable within 60 days of March 30, 2021 and (iii) 697,959 shares of common stock issuable upon the exercise of options granted to our executive officers and directors that are exercisable within 60 days of March 30, 2021.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports filed on the SEC’s EDGAR system and written representations that no other reports were required, during the fiscal year ended December 31, 2020, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with; except that: an initial report of ownership on Form 3 was filed late for Mr. Canute and a Form 4 covering one transaction relating to an initial option grant for Mr. Canute was filed late and a Form 4 covering one transaction relating to the exercise of a stock option grant by Dr. Ashburn was filed late.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders, cost savings for companies and enables us to reduce our environmental impact.

This year, a number of brokers with account holders who are our stockholders will be “householding” our Proxy Materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Oncorus, Inc. Direct your written request to Oncorus, Inc., 50 Hampshire Street, Suite 401, Cambridge, Massachusetts 02139, Attn: John McCabe, Secretary or at (857) 320-6400. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no business to be brought before the Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

By Order of the Board of Directors,

John McCabe Chief Financial Officer, Treasurer and Secretary

April 28, 2021

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is available without charge upon written request to: Oncorus, Inc., 50 Hampshire Street, Suite 401, Cambridge, Massachusetts 02139, Attn: John McCabe, Secretary.

ONCORUS, INC.

50 HAMPSHIRE STREET, SUITE 401

CAMBRIDGE, MA 02139

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 15, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ONCR2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 15, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D53156-P53768                    KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS  PROXY  CARD  IS  VALID  ONLY  WHEN  SIGNED  AND   DATED.

ONCORUS, INC. The Board of Directors recommends you vote FOR the following director nominees:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. To elect two Class I directors, each to hold office until our annual meeting of stockholders in 2024.	☐	☐	☐
Nominees:
01) Theodore (Ted) Ashburn, M.D., Ph.D. 02) Scott Canute
The Board of Directors recommends you vote FOR the following proposal:					For	Against	Abstain
2. To ratify the selection by the Audit Committee of our Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.					☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Our Annual Meeting will be broadcast live on the Internet. To listen to the broadcast, log on to:

www.virtualshareholdermeeting.com/ONCR2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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D53157-P53768

ONCORUS, INC. Annual Meeting of Stockholders June 16, 2021, 1:00 PM EDT This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Theodore (Ted) Ashburn and John McCabe, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ONCORUS, INC. that the stockholder(s) is/are entitled to vote at the Annual
Meeting of Stockholders to be held virtually, via live webcast at www.virtualshareholdermeeting.com/ONCR2021, at 1:00
PM, EDT on June 16, 2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side